UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 26, 2017

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693
(Address of principal executive offices, including Zip Code)

(952) 745-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 28, 2017, TCF Financial Corporation (“TCF” or the “Company”) filed an amended and restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Amended and Restated Certificate of Incorporation was approved by stockholders at TCF’s 2017 Annual Meeting of Stockholders on April 26, 2017, and permits the removal of Directors by stockholders without cause.
A more detailed description of the amendments to TCF’s Certificate of Incorporation can be found in the 2017 Proxy Statement. A copy of the new Amended and Restated Certificate of Incorporation is attached hereto as Exhibits 3.1, and is incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders
The following is a brief description of each matter voted at the 2017 Annual Meeting of Stockholders and the number of votes cast for, withheld, or against, as well as the number of abstentions and broker non-votes for each proposal.

		For	Withheld	Broker Non-Votes
1.	Election of Directors
	Peter Bell	138,074,925	6,123,676	10,410,418
	William F. Bieber	137,548,691	6,649,910	10,410,418
	Theodore J. Bigos	138,271,874	5,926,727	10,410,418
	Craig R. Dahl	143,000,879	1,197,722	10,410,418
	Karen L. Grandstrand	138,346,990	5,851,611	10,410,418
	Thomas F. Jasper	142,506,776	1,691,825	10,410,418
	George G. Johnson	140,202,421	3,996,180	10,410,418
	Richard H. King	143,219,726	978,875	10,410,418
	Vance K. Opperman	135,406,270	8,792,331	10,410,418
	James M. Ramstad	143,177,531	1,021,070	10,410,418
	Roger J. Sit	138,373,107	5,825,494	10,410,418
	Julie H. Sullivan	143,209,159	989,442	10,410,418
	Barry N. Winslow	142,951,680	1,246,921	10,410,418
	Richard A. Zona	143,182,720	1,015,881	10,410,418

		For	Against	Abstentions	Broker Non-Votes
2.	Approval of the Amended and Restated Certificate of Incorporation to Permit Removal of Directors Without Cause	152,982,411	1,033,710	592,898	—

3.	Advisory (non-binding) Vote to Approve Executive Compensation as disclosed in the 2017 Proxy Statement	122,278,498	21,677,900	242,203	10,410,418

		1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

4.	Advisory (non-binding) Vote on the Frequency of the Stockholder Advisory Vote on Executive Compensation	120,399,590	181,441	23,371,038	246,532	10,410,418

		For	Against	Abstentions	Broker Non-Votes

5.	Advisory (non-binding) Vote to Ratify the Appointment of KPMG LLP as Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2017	150,143,399	4,251,611	214,009	—

Based on the results of the stockholder advisory vote on say-on-pay frequency, on April 26, 2017, the Board adopted a resolution providing that an advisory vote on executive compensation would be held annually.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.        Description

3.1            Amended and Restated Certificate of Incorporation of TCF Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  May 2, 2017